UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
March 14, 2007
Date of Report (Date of earliest event reported)
PXRE GROUP LTD.
(Exact name of registrant as specified in its charter)

Bermuda	1-15259	98-0214719
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

PXRE House	P.O. Box HM 1282
110 Pitts Bay Road	Hamilton HM FX
Pembroke HM 08	Bermuda
Bermuda
(Address, including zip code, of principal executive offices)	(Mailing address)
(441) 296-5858
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EX-99.1: PRESS RELEASE

Item 8.01. Other Events.
On March 14, 2007 PXRE Group Ltd. (“PXRE”) and Argonaut Group, Inc. (“Argonaut”) issued a joint press release announcing they had entered into an agreement and plan of merger. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated into this report by reference.
Forward-Looking Statements
This report contains forward-looking statements that involve risks and uncertainties. Any forward-looking information is not a guarantee of future performance and actual results could differ materially from those contained in the forward-looking information. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will” “could,” “should,” “believes,” “predicts,” “potential,” “continue” and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the benefits of the transaction between PXRE and Argonaut, future financial and operating results, the combined company’s plans, objectives, expectations and intentions and other statements that are not historical facts.
Among the important factors that could cause actual results to differ materially from those in any forward-looking statements are the ability to obtain regulatory approvals of the proposed merger on the proposed terms and schedule; the failure of PXRE or Argonaut shareholders to approve the merger; failure of PXRE or Argonaut to satisfy the other conditions to the merger; the risk that the businesses will not be integrated successfully; the risk that the anticipated synergies and benefits from the merger may not be fully realized or may take longer to realize than expected; disruption from the merger making it more difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending, third-party relationships and revenues; legislative and regulatory changes affecting the operations of PXRE or Argonaut; change to the United States tax code; downgrades of the insurance financial-strength ratings assigned by the major rating agencies to Argonaut’s and PXRE’s operating subsidiaries and unfavorable changes in economic and business conditions. Additional important factors that may affect future results are detailed in PXRE’s and Argonaut’s filings with the Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website at www.sec.gov or in information disclosed in public conference calls, the date and time of which are released before hand. PXRE and Argonaut disclaim any intent or obligation to update these forward-looking statements.
Additional Information
In connection with the proposed merger, PXRE will file with the SEC a Registration Statement on Form S-4 that will include a joint proxy statement of PXRE and Argonaut that also constitutes a prospectus of PXRE. PXRE and Argonaut will mail the joint proxy statement/prospectus to their respective shareholders. Investors and security holders are urged to read the joint proxy statement/prospectus regarding the proposed merger when it becomes available because it will contain important information. You may obtain a free copy of the joint proxy statement/prospectus (when it is available) and other related documents filed by PXRE and Argonaut with the SEC at the SEC’s website at www.sec.gov. The joint proxy statement/prospectus (when it is available) and the other documents may also be obtained for free by accessing PXRE’s website at www.pxre.com or by accessing Argonaut’s website at www.argonautgroup.com.
This communication is not a solicitation of a proxy from any security holder or an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.
Participants in the Solicitation
PXRE and Argonaut and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from shareholders in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the shareholders in connection with the proposed merger will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. You can find information about PXRE’s executive officers and directors in PXRE’s definitive proxy statement filed with the SEC on April 7, 2006. You can find information about Argonaut’s executive officers and directors in Argonaut’s definitive proxy statement filed with the SEC on March 22, 2006. You can obtain free copies of these documents by using the contact information provided in the attached Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits

Exhibit No.	Description

99.1	Press Release dated March 14, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PXRE Group Ltd.

(Registrant)

By:	/s/ Robert P. Myron

Name:	Robert P. Myron
Title:	Executive Vice President &
Chief Financial Officer
Date: March 14, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated March 14, 2007.